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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C.


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):    October 6, 1994
                                                       -------------------------

                          MORRISON KNUDSEN CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                 I-8889                                82-0393735
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        (Commission File Number)          (I.R.S. Employer Identification No.)


      Morrison Knudsen Plaza, Boise, Idaho                    83729
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     (Address of Principal Executive Offices)               (Zip Code)


                                 (208) 386-5000
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              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On October 6, 1994, the Company announced the promotion of Thomas F. Kealey to the office of Senior Vice President - Finance, and the promotion of Douglas
L. Brigham to the office of Vice President and Treasurer, in a press release which is attached hereto as Exhibit 1.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   MORRISON KNUDSEN CORPORATION
                                   (Registrant)


                                             /s/ Stephen G. Hanks
October 14, 1994                   By:       _______________________________
                                             Stephen G. Hanks
                                             Executive Vice President -
                                             Finance and Administration

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                                    EXHIBIT 1

MORRISON KNUDSEN CORPORATION                                        NEWS RELEASE

Morrison Knudsen Plaza/P. O. Box 73
Boise, Idaho  83729
Telex:  368439/Phone:  (208) 386-5387           For Further Information Contact:
Fax:  (208) 386-5065                                    Corporate Communications

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FOR RELEASE:
                                 October 6, 1994

                MK PROMOTES THOMAS F. KEALEY, DOUGLAS L. BRIGHAM
                           TO KEY FINANCIAL POSITIONS

     BOISE -- Two key financial officers at Morrison Knudsen Corporation have been promoted, William J. Agee, the company's chairman, president and chief executive officer, announced today.
     Thomas F. Kealey, 42, president of MK Capital Company, a position he will continue to hold, was named senior vice president - finance of Morrison Knudsen Corporation.
     Douglas L. Brigham, 29, treasurer of MK, was promoted to vice president and treasurer.
     "The promotion of these two executives is recognition of their extraordinary talent and financial acumen," said Agee.
     In his new position, Kealey will be responsible for the corporate treasury department, corporate finance, corporate planning, project finance, and internal audit.
     Kealey joined MK in July 1994 as president of MK Capital Company, a newly formed subsidiary of MK responsible for arranging sale-leaseback financing for products manufactured by MK and its affiliated companies, financing new design-build megaprojects and general corporate growth opportunities.
     From 1990 to 1994, Kealey served as senior vice president of GE Capital Railcar Services, a unit of General Electric Capital Services, that leases railcars to international and domestic railroads.
    Prior to joining GE, he was president of the RoadRailer Company, a leading international marketer and designer of bi-modal, rail/highway transportation systems.
     Kealey graduated from the University of Washington with a degree in accounting and finance and earned an MBA from Harvard. He is a Certified Public Accountant. Kealey will continue to report to Stephen G. Hanks, executive vice president - finance & administration of Morrison Knudsen.
      Brigham has served MK for seven years, the past year as corporate treasurer. Previous positions within the company include manager of investor relations, and manager of corporate finance. As vice president & treasurer, Brigham will be responsible for corporate finance and treasury related functions including foreign exchange, banking relationships, cash management and investor
relations.   He will report to Kealey.
     Brigham earned a degree in business administration from Albertson College of Idaho and holds an MBA from Boise State University.

     Morrison Knudsen Corporation (MRN-NYSE) serves the world's construction, environmental, industrial, mining, power and transportation markets as an engineer, contractor and manufacturer, offering complete development, operations and financial services.

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